  UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant (X)

Filed by a Party other than the Registrant (  )

Check the appropriate box:

(X)  Preliminary Proxy Statement

(  )  Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

(  )  Definitive Proxy Statement

(  )  Definitive Additional Materials

(  )  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

BARNABUS ENTERPRISES LTD.

(Name of Registrant as Specified in its Charter)

NOT APPLICABLE

(Name of Person(s) Filing Proxy Statement, if other than Registrant)

Payment of Filing Fee (Check the appropriate box):

(X) No fee required.

(  ) Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

    1) Title of each class of securities to which transaction applies: _______

    2) Aggregate number of securities to which transaction applies: _______

    3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined): _______

    4) Proposed maximum aggregate value of transaction: _______

    5) Total fee paid: _______

(  ) Fee paid previously with preliminary materials.

(  ) Check box if any part of the fee is offset as provided by Exchange Act Rule

0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    1) Amount Previously Paid: _______

    2) Form, Schedule or Registration Statement No.: _______

    3) Filing Party: _______

    4) Date Filed: _______

BARNABUS ENTERPRISES LTD.
674 Granville Street

Box 54035

Vancouver, British Columbia, Canada V6C 3P4

Dear Stockholder:

This Proxy Statement is being mailed or otherwise furnished to Stockholders of Barnabus Enterprises, Ltd. (the "Stockholders" or "Stockholder"), a Nevada corporation (the "Company," "Barnabus," us" or "we"), in connection with the solicitation by our Board of Directors of written consents in lieu of a Stockholders meeting, to approve the following proposals:

Proposal I

To change our corporate name from Barnabus Enterprises, Ltd. to Barnabus Energy, Inc.

Proposal II

To elect Ted Williams to our Board of Directors and  re-elect Kerry Nagy and Sam Alderson to our Board of Directors; and

Proposal III

Approve the reappointment of Dale, Matheson, Carr-Hilton Labonte as our independent public accountants for our 2005 Fiscal Year.

Our Board of Directors unanimously approved Proposal I and II on January 31, 2005. Our Board of Directors unanimously approved Proposal III on February 15, 2005.  Our Board of Directors recommends that you approve Proposals I, II and III by returning the enclosed Written Consent to us.   The Written Consent is on page 24 of this Proxy Statement and is titled "Written Consent to Action by the Stockholders of Barnabus Enterprises, Ltd."

If Proposal I is approved by our stockholders, approximately twenty days after this Proxy Statement is mailed to our Stockholders, we will file a Certificate of Amendment to our Certificate of Incorporation with the Secretary of State of Nevada to effect the change of our corporate name from Barnabus Enterprises Ltd. to Barnabus Energy, Inc. If approved and after effectiveness of the name change, we will continue in our current operations and business plan.  Following the name change, our business and operations will be identical to our current business other than our name being Barnabus Energy, Inc.

If Proposal II is approved by our stockholders, the new members elected to our Board of Directors will serve a one year term until they are reelected or their successor is elected or they resign.

If Proposal III is approved, Dale, Matheson, Carr-Hilton Labonte will be reappointed as our independent public accountants for our 2005 Fiscal Year.

If we are able to approve all of the above listed proposals by written consent, there will not be a meeting of our stockholders as no meeting is required under Nevada law when an action is approved by the written consent of stockholders.

Only stockholders of record at the close of business on March 21, 2005 (the "Record Date") will be requested to give their written consent.  To be effective, executed consents must be signed, dated, and received at the Company's office on or before May 15, 2005 ("Written Consents").  Any Stockholder who signs a Written Consent may revoke it by a written revocation delivered to the Company's President at its offices before May 15, 2005.  Written revocations may be faxed to us at (604) 682-3096 Attn. Kerry Nagy or written revocations may be mailed to us at our principal offices of:

Barnabus Enterprises, Ltd.,

674 Granville Street

Box 54035

Vancouver, British Columbia, Canada

V6C 3P4

You should complete, sign and return the Written Consent in accordance with the instructions set forth in this proxy statement by 5:00 p.m., Eastern Standard Time on May 15, 2005 in order to have your vote counted.  Approval of the proposals requires the affirmative vote of the holders of a majority of our outstanding common stock.

This proxy statement gives you detailed information about the proposals being solicited by us. We encourage you to read this proxy statement carefully. Specifically, it identifies the proposals on which you are being asked to vote, provides information you may find useful in determining how to vote, and describes the voting procedures.

BY ORDER OF THE BOARD OF DIRECTORS

/s/ Kerry Nagy

KERRY NAGY,  PRESIDENT
March 29, 2005

Vancouver, British Columbia

BARNABUS ENTERPRISES LTD.

PROXY STATEMENT REGARDING ACTION PROPOSED TO BE TAKEN BY THE WRITTEN CONSENT OF THE HOLDERS OF A MAJORITY OF THE OUTSTANDING SHARES OF OUR COMMON STOCK

We are furnishing this Proxy Statement to persons and entities that were holders of our common stock (hereafter referred to as "Stockholders") on March 21, 2005 (herein referred to as the "record date") to provide a description of our solicitation of written consents from the holders of a majority of our outstanding shares of common stock.  There will not be a meeting of stockholders and we are not required to have a stockholder meeting under Nevada Law when an action has been approved by written consent of the holders of a majority of our outstanding shares of common stock. Accordingly, your will not have the opportunity to vote in person on Proposal I, II or III. You should complete, sign and return the Written Consent in accordance with the instructions set forth in this Proxy Statement by 5:00 p.m., Eastern Standard Time on April 21, 2005 in order to have your vote counted.

On January 31, 2005, our Board of Directors unanimously approved our name change to Barnabus Energy, Inc. If we receive stockholder approval of Proposal I to change our name to Barnabus Energy, Inc. by written consent of a majority of our stockholders, approximately twenty days after this Proxy Statement is mailed to our stockholders, we will change our name from Barnabus Enterprises, Ltd. to Barnabus Energy, Inc.  Under the corporate law of the state of Nevada, if we receive stockholder approval by written consent we may change our corporate name by amending our Articles of Incorporation by filing Articles of Amendment with the Secretary of State of Nevada.  We will continue to conduct the business in which we are currently engaged and there will be no material effect on our operations, other than our name being Barnabus Energy, Inc.  Our business and operations following the name change will be identical in most respects to our current business, except that we will be known as Barnabus Energy, Inc.  We will continue to be liable for all the debts and obligations that we were liable for as Barnabus Enterprises, Ltd.; our assets and liabilities will remain the same.  The reasons for the name change are discussed in greater detail under the heading "Proposal 1- Reasons for Name Change" beginning on page 10.  The full text of the Articles of Amendment to be filed with the Secretary of State of Nevada is attached hereto as Appendix A.

On January 31, 2005, our Board of Directors approved Proposal 2 -- the appointment of Ted Williams and the reappointment of Kerry Nagy and Sam Alderson to our Board of Directors.  If our Stockholders approve Proposal 2, twenty days after this Proxy Statement is delivered to our Stockholders, our current board of directors will consist of these three board members set forth by Proposal 2.

On February 15, 2005, our Board of Directors unanimously approved the reappointment of Dale, Matheson, Carr-Hilton Labonte as our Independent Public Accountants for our 2005 Fiscal Year.  If our Stockholders approve Proposal 3, the reappointment of Dale, Matheson, Carr-Hilton Labont as our Independent Public Accountants, Dale, Matheson,

Carr-Hilton Labont will continue as Independent Public Accountants for Fiscal Year 2005.

This Proxy Statement is being mailed on or about March 24, 2005 to persons and entities that were our Stockholders of record on March 21, 2005. The Proxy Statement is being delivered only to inform you of the proposed corporate actions described herein, in accordance with Rule 14c promulgated under the Securities Exchange Act of 1934, as amended.

Any Stockholder who signs a Written Consent may revoke it by a written revocation delivered to the President of the Company at its offices before May 15, 2005. Written revocations may be mailed to us at our principal offices of Barnabus Enterprises, Ltd., 674 Granville Street, Box 54035, Vancouver, British Columbia, Canada, V6C 3P4, or faxed to us at (604) 682-3096 Attn. Kerry Nagy.

PERSONS MAKING THE SOLICITATION

Our Board of Directors is making the solicitations set forth in this Proxy Statement.

DISSENTERS RIGHTS

Nevada law does not provide for appraisal or dissenters' rights for stockholders who vote against the proposed actions should the proposed actions be approved. We will not provide appraisal or dissenters' rights for stockholders who vote against the proposed actions. As such, there are no appraisal or dissenters' rights in regard to the proposed actions.

GENERAL DESCRIPTION OF CORPORATE ACTION BY WRITTEN CONSENT OF THE MAJORITY VOTE OF STOCKHOLDERS and APPLICABLE LAW

Each holder of our common stock is entitled to one (1) vote for each share of common stock held. Nevada law requires that we have a majority vote of Stockholders in order to proceed with an action by written consent.  Nevada Revised Statutes Section 78.320 provides that unless otherwise set forth in the articles of incorporation or the bylaws, any actions required or permitted to be taken at a meeting of the stockholders may be taken without a meeting if, before or after taking the actions, a written consent is signed by the stockholders holding at least a majority of the voting power, except that if a different proportion of voting power is required for such actions at a meeting, then that proportion of written consent is required. In no instance where action is authorized by written consent need a meeting of the stockholders be called or notice given.  Our bylaws in Section 2.10 also provide that any action required or permitted to be taken at a meeting of stockholders may be taken without a meeting if a written consent is signed by stockholders holding at least a majority of the voting power. In no instance where action is authorized by written consent need a meeting of stockholders be called or notice given.

STOCKHOLDERS ENTITLED TO VOTE

As of March 21, 2005, we had 46,668,750 shares of our common stock outstanding. We have no other voting securities of any type or class outstanding.  As a result, we must obtain the votes in favor of the proposals by written consent of at least 23,334,376 shares, which represents more than fifty percent (50.000002%) of our outstanding common stock.

THIS IS NOT A NOTICE OF A MEETING OF OUR STOCKHOLDERS AND NO STOCKHOLDERS' MEETING WILL BE HELD TO CONSIDER ANY MATTER OR PROPOSAL SET FORTH HEREIN.

QUESTIONS AND ANSWERS ABOUT THE SOLICITATION OF WRITTEN CONSENTS

WHAT IS A WRITTEN CONSENT?

A written consent is a procedure that enables you, as a stockholder, to vote by executing a document referred to as a "written consent" rather than voting at a stockholder meeting in person.  A written consent has the same effect as a vote at a stockholder meeting.

WHO IS SOLICITING MY WRITTEN CONSENT?

Our board of directors is soliciting written consents.

HOW ARE WRITTEN CONSENTS BEING SOLICITED?

Written Consents may be solicited by mail, telephone, or other means by our officers, directors and other employees. No additional compensation will be paid to these individuals in connection with Written Consent solicitations. We will pay for distributing and soliciting Written Consents and will reimburse banks, brokers and other custodians their reasonable fees and expenses for forwarding Written Consents materials to stockholders.

WHAT IS A PROXY STATEMENT?

A proxy statement is the document the United States Securities and Exchange Commission requires us to provide you, which explains the matters on which you are asked to vote. This proxy statement will be mailed on March 24, 2005 to all of persons or entities, which were our stockholders on March 21, 2005 and which were entitled to vote on the three proposals.

WHY DID YOU SEND ME THIS PROXY STATEMENT?
We are sending you this proxy statementbecause our Board of Directors is soliciting your vote by written consent in favor of the proposals described in this proxy statement. This question and answer section summarizes selected information contained elsewhere in this proxy statement, but may not contain all of the information that is important to you. We urge you to read the entire proxy statement carefully, including the attached appendices.

IF I DO NOT SEND IN MY WRITTEN CONSENT CAN I VOTE IN PERSON AT A MEETING?

If the three proposals are approved by written consent, there will not be a meeting and there will not be an opportunity for you to vote at a meeting.

WHAT ARE STOCKHOLDERS BEING ASKED TO APPROVE BY THE WRITTEN CONSENT?

You are being asked to consider and vote on the following three proposals:

Proposal 1 – We are proposing that you approve an amendment to amend our Articles of Incorporation to change our name from Barnabus Enterprises Ltd. to Barnabus Energy, Inc.;

Proposal 2 - We are proposing that you approve the election of Ted Williams, as a new member to our Board of Directors and that you approve the reelection of Kerry Nagy and Sam Alderson to our Board of Directors.

Proposal 3 – We are proposed that you approve the reappointment of Dale, Matheson, Carr-Hilton Labonte as our Independent Public Accountants for our 2005 Fiscal Year.

HAS OUR BOARD OF DIRECTORS APPROVED THE THREE PROPOSALS?

Our Board of Directors has unanimously approved each of the three proposals to be placed before our stockholders for a vote. Our Board of Directors recommends that you vote in favor of the three proposals.

On the record date of March 21, 2005, there will be 46,668,750 shares of our common stock issued, outstanding and entitled to vote.  Each share of our common stock is entitled to one vote on each matter to be voted upon.

WHO IS ENTITLED TO VOTE AND WHO ARE THE PRINCIPAL HOLDERS THEREOF?

In order to vote, you must have been a stockholder of record at the close of business on March 21, 2005 (herein referred to as the "record date"). If your shares are owned of record in the name of a broker or other nominee, you should follow the voting instructions provided by your nominee.

We currently have one class of voting stock outstanding which is our common stock. On the record date of March 21, 2005, we will have 46,668,750 shares of common stock outstanding, all of which are entitled to vote on the proposed actions as set forth in our letter to our stockholders or otherwise described herein. The Board of Directors has fixed 5:00 P.M., March 21, 2005, as the record date for the determination of stockholders entitled to notice of, and to vote for, the proposed actions. The time for submitting your Written Consents will expire at 5 P.M., Eastern Standard Time, on May 15, 2005.

HOW DO I VOTE BY MAIL?

You may vote by signing your Written Consent or if your shares are held in street name, the voting instruction card included by your broker or nominee, and mailing it in the enclosed, postage prepaid and addressed envelope to us at Attn: Kerry Nagy, 674 Granville Street, Box 54035, Vancouver, British Columbia V6C 3P4.

You may also fax the Written Consent to the company at (604) 682-3096 to the attention of Kerry Nagy, President.

MAY I CHANGE MY VOTE AFTER I HAVE MAILED MY SIGNED WRITTEN CONSENT?

Yes.  You may change your vote at any time before May 15, 2005 by sending written notice to our president at our corporate offices, stating that you would like to revoke your Written Consent.  The written notice must be delivered by certified mail or facsimile prior to 5 P.M., Eastern Standard Time, on May 15, 2005.  If you have instructed a broker to vote your shares, you must follow directions received from your broker to change those instructions.

WHAT DOES IT MEAN IF I GET MORE THAN ONE WRITTEN CONSENT?

It indicates that your shares are held in more than one account, such as two brokerage accounts registered in different names. You should complete each of the Written Consents to ensure that all of your shares are voted. We encourage you to register all of your brokerage accounts in the same name and address for better stockholder service. You may do this by contacting our transfer agent, Madison Stock Transfer, at (718) 627-4453.

HOW MANY VOTES ARE NEEDED TO APPROVE THE PROPOSALS BY WRITTEN CONSENT?

The holders of a majority of the outstanding votes as of the record date must vote in favor of the proposals.

WHO WILL COUNT THE WRITTEN CONSENTS?

Our President, Kerry Nagy, will count the Written Consents.

WHAT IS THE METHOD BY WHICH VOTES WILL BE COUNTED?

Our President, Kerry Nagy, will record the votes on a calculator with a printed tape verification.  Mr. Nagy will confirm the votes by tabulating the votes on a calculator twice.

HOW WILL ABSTENTIONS AND BROKER NON-VOTES UNDER NEVADA STATE LAW AND OUR BYLAWS BE TREATED IN THE VOTING?

The proposals will be approved upon the receipt of at least 23,334,376 shares, which represents more than fifty percent (50.000002%) of our outstanding common stock.  As long as this number of votes is cast in favor of the proposals, they will be approved.  Therefore, only affirmative votes are counted.

DELIVERY OF DOCUMENTS TO SECURITY HOLDERS SHARING AN ADDRESS

Only one Definitive Proxy Statement will be delivered to multiple stockholders sharing the same address.  Should a stockholder sharing an address with another stockholder wish to receive a separate copy of the Definitive Proxy Statement, please contact Kerry Nagy, our President at  (604)657-2246 or send us correspondence at the following fax number of (604) 682-3096 or mailing address of:

Attn. Kerry Nagy

Barnabus Enterprises Ltd.,

674 Granville Street

Box 54035

Vancouver, British Columbia V6C 3P4 Canada

WHO CAN HELP ANSWER MY QUESTIONS?

If you would like additional copies of this proxy statement (which copies will be provided to you without charge) or if you have questions, including the procedures for voting your shares, you should contact:

Kerry Nagy, President

(604) 657-2246

IF APPROVED, WHEN WILL THE PROPOSALS BECOME EFFECTIVE?

No action on any approved proposal will occur until at least twenty days after the date this Proxy Statement is mailed to our stockholders.

NO PERSONS HAVE BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS OTHER THAN THOSE CONTAINED IN THIS PROXY STATEMENT IN CONNECTION WITH THE SOLICITATION OF WRITTEN CONSENTS MADE HEREBY, AND, IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY US OR ANY OTHER PERSON.

INFORMATION REGARDING VOTING

WILL I HAVE DISSENTERS' RIGHTS AS A RESULT OF THE THREE PROPOSALS?

Nevada law does not provide for appraisal or dissenters' rights for stockholders who vote against the proposed actions should the proposed actions be approved. We will not provide appraisal or dissenters' rights for stockholders who vote against the proposed actions. As such, there are no appraisal or dissenters' rights in regard to the proposed actions.

PROPOSAL 1. PROPOSAL TO CHANGE OUR NAME TO "BARNABUS ENERGY, INC."
On January 31, 2005, our Board of Directors adopted, subject to stockholder approval, a resolution approving an amendment to our Certificate of Incorporation to change our name from "Barnabus Enterprises Ltd." to "Barnabus Energy, Inc."  If the name change is approved by our Stockholders, it will become effective when the Certificate of Amendment to our Certificate of Incorporation is filed with the Secretary of State of the State of Nevada.  We will file the Certificate of Amendment twenty days after this definitive proxy statement is mailed to our stockholders if our stockholders approve the proposal.

APPROVAL BY OUR BOARD OF DIRECTORS AND REASONS FOR THE NAME CHANGE

Our Board of Directors has determined that it is advisable to change our name from Barnabus Enterprises Ltd. to Barnabus Energy, Inc. Our Board has determined the appropriate method to accomplish the name change is to file Articles of Amendment with the Secretary of State of Nevada.  On January 31, 2005, our Board of Directors unanimously approved the name change. In reaching its decision, our Board of Directors reviewed the fairness to us and our stockholders and considered, without assigning relative weights, to the following factors:

    -    the name Barnabus Enterprises Ltd. is not reflective of our current business plan;

    -    we have not developed name recognition of the Barnabus Enterprises Ltd. name; and

    -    we believe that the name Barnabus Energy, Inc. will better reflect our current business plan and planned future involvement in oil and gas exploration and production.

The Board of Directors has concluded that the proposals are fair to our stockholders and us without relying upon any single factor listed above more than another factor.

EFFECT ON OUR BUSINESS.

Proposal 1 to change our name is not otherwise expected to have a material effect on our business, operations, assets or reporting requirements.   Our assets and liabilities will be identical to our assets and liabilities immediately prior to the name change.

EFFECT ON STOCK CERTIFICATES

If the name change is approved by the written consent of our stockholders, each of our previously outstanding shares of common stock will become one share of the Barnabus Energy, Inc.  If approved, promptly after the effective time of the name change, we shall mail to each record holder of certificates that immediately prior to the effective time of the name change represented shares of our common stock, a letter of transmittal and instructions for use in surrendering those certificates.  Upon the surrender of each certificate formerly representing our stock, together with a properly completed letter of transmittal, we shall issue in exchange a new share certificate bearing the name Barnabus Energy, Inc. and the stock certificate representing shares of Barnabus Enterprises, Ltd. will be cancelled.  Until so surrendered and exchanged, each of our outstanding Nevada stock certificates shall represent solely the right to receive shares of our stock after the name change.  Those certificates should be carefully preserved by you.  After the change of our name, our common stock will be quoted on the OTC Bulletin Board; however, we will be assigned a new trading symbol.

GENERAL DESCRIPTION OF LEGAL AUTHORITY FOR THE NAME CHANGE

Nevada Revised Statutes section 78.385 (1) (d) provides the legal authority for us to amend our articles of incorporation.  This section provides that any Nevada corporation may amend its Articles of Incorporation to change the name of the corporation.  The procedure and requirements of such an amendment are set forth in Nevada Revised Statutes, Section 78.390. This section requires that our Board of Directors adopt a resolution setting forth the proposed amendment to our Articles of Incorporation and obtain approval of the proposed amendment by our stockholders.  The stockholders entitled to vote must approve the plan at a meeting of stockholders or by written consent.  This section provides that, if upon the canvassing of the votes, our majority stockholders have approved the amendment, one of our officers shall then sign a certificate of amendment setting forth the amendment, and the vote by which the amendment was adopted. The certificate of amendment setting forth the amendment and the vote by which the amendment was adopted must be signed by an officer of the corporation and filed with the secretary of state of Nevada.

OUR BOARD OF DIRECTORS RECOMMENDS A VOTE IN FAVOR OF PROPOSAL 1. THE PROPOSAL TO AMEND OUR CERTIFICATE OF INCORPORATION WILL BE ADOPTED IF A MAJORITY OF THE OUTSTANDING SHARES OF COMMON STOCK VOTE IN FAVOR OF PROPOSAL 1 BY EXECUTING AND RETURNING THEIR WRITTEN CONSENTS TO US.

PROPOSAL II.    ELECTION OF DIRECTORS

Our Articles of Incorporation provide that the number of directors may from time to time be increased or decreased in such manner as shall be provided in our bylaws, providing that the number of directors shall not be reduced to fewer than one (1). Our bylaws do not set forth a limit on the number of directors that we may have or specify the number of directors that we may have. Our bylaws do provide that any increase in the number of directors must be approved by the Shareholders and any election of a director shall be elected each annual meeting of Stockholders, but if any such annual meeting is not held, or the directors are not elected thereat, the directors may be elected at any special meeting of Stockholders or by the written consent of Stockholders. Our bylaws further provide that each director shall hold office for a term of one year from the date of their most recent appointment as a director or until resignation, removal from office, or death.

DIRECTORS AND EXECUTIVE OFFICERS

The names and certain information regarding the persons nominated to be elected to our Board of Directors are set forth below.  Each of the person nominated have consented to serve as a Director if we receive consents representing a majority of our shareholders.   Our Board of Directors has no reason to believe that any of the nominees will be unable to serve as a Director, if any nominee withdraws or otherwise becomes unavailable to serve.

The directors and executive officers of the Company are as follows:

                                              AGE        POSITION

                      TERM OF OFFICE

--------------------------      -------     -----------------------------------------------------------------

Kerry Nagy

            33

             Principal Officer/Director/                   1 year

                                                             Nominee Director

Sam Alderson

                        40

 Director/Nominee Director                 1 year

Tedman M  Williams                 46

  Director/Nominee Director                1 year

The following information with respect to our current Directors standing for re-election as Directors and a Nominee Director, is relevant to your consideration of such nominees approved by our Board of Directors.  The following information is based upon information furnished by the respective Directors/Nominee Directors and the Nominee Director.

Current Director Kerry Nagy Standing for Reelection

Kerry Nagy, 33, has been our Principal Officer since October 28, 2004 and our Director and Principal Financial Officer since April 11, 2002.  Mr. Nagy's current term as our Principal Executive Officer and our Director both expire on February 16, 2006.  From July 1999 to present, Mr. Nagy has been an Insurance Underwriter for St. Paul Guarantee Insurance Company located in Vancouver, British Columbia. From February 1998 to July 1999, Mr. Nagy was a Financial Services Officer and Loans Officer with Surrey Metro Savings Credit Union, New Westminster, British Columbia.   In August 1995, Mr. Nagy received a Bachelor Degree of Economics from the University of Saskatchewan, Canada majoring in Finance.

Current Director Sam Alderson Standing for Reelection

Sam Alderson, 40, has been our Director since October 28, 2004.  Mr. Alderson's current term as our Director expires on February 15, 2006. From September 2002 to present, Mr. Alderson has been a Director of Sales and Marketing for Vancouver Fire and Security located in Richmond, British Columbia.  From February 1999 to August 2002, Mr. Alderson was a Senior Vice President of the Sales and Marketing Department of WorldConnect & Wave 3 Communications, a telecommunications firm located in Tulsa, Oklahoma.

Nominee for new Director Tedman M. Williams

Tedman M. Williams, 46, is a nominee Director.   From April 2004 to present, Mr. Williams has been a Consulting Chief Financial Officer of BOTB. Corporation, a private Canadian holding company that is an Information Technology and Support Services Provider located in Calgary, Canada that provides information technology services to public companies.   From October 2003 to January 2004, Mr. Williams was a Consulting Chief Financial Officer of Rare Method Capital, a Canadian corporation that is located in Calgary, Canada and is publicly traded on the TSX.  From August 1998 to September 2003, Mr. Williams was the Chief Financial Officer of Impact Blue, Inc., an interactive web advertising agency located in Calgary, Canada.  In 1983, Mr. Williams received a Chartered Accountant designation in Alberta, Canada.    In May 1980, Mr. Williams received a Bachelor of Commerce Degree from the University of Alberta in Edmonton.

Significant Employees

We have no employees that are deemed to be significant employees.

No Family Relationships

There are no family relationships between or among us, our Principal Executive Officer, Directors, or any nominee for director.

Code of Conduct

Effective March 3, 2003, the Securities and Exchange Commission requires certain public companies to either adopt a code of ethics that applies to its Chief Executive Officer and Chief Financial Officer or explain why they have not adopted such a code of ethics.  For purposes of Item 406 of Regulation S-K, the term "code of ethics" means written standards that are reasonably designed to deter wrong doing and to promote:

    -    Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

    -    Full, fair, accurate, timely and understandable disclosure in reports and documents that the Company files with, or submits to, the Securities & Exchange Commission and in other public communications made by the Company;

    -    Compliance with applicable governmental law, rules and regulations;

    -    The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

    -    Accountability for adherence to the code.

To date, we have not adopted a Code of Conduct because

we have not yet generated any revenues and until such time that we do generate sufficient revenues, if ever, we do not believe that the cost associated with establishing a Code of Conduct is a legitimate use of our limited resources.

Corporate Governance

Our Board of Directors has not established corporate governance standards or guidelines.  We believe that the cost associated with establishing such standards or guidelines at this time is prohibitive.

Nomination of Directors

As indicated below, we do not have a nominating committee.  Our Board of Directors is currently made up of two (2) members.  Nominees to our Board of Directors were selected and approved by our Board of Directors.  None of the Directors has resigned or declined to stand for re-election based on a disagreement with us.  We have no formal procedure for our stockholders submitting the names of director candidates and we have made no determination as to whether or not such a policy should be adopted.  We have no formal process by which to identify and evaluate candidates for election to our Board of Directors; however, based on a review of the qualifications of our Directors/Nominee Directors and the Nominee Director, our Board of Directors deemed them to be suitable candidates for re-nomination or nomination.  We have no formal process by which stockholders may nominate Board member candidates for consideration.  All of our current directors currently participate in the consideration of director nominees.

No Agreement – Nomination and Appointment of Directors

There is currently no agreement, involving us, or to our knowledge, between any of our stockholders, regarding the nomination and appointment of Directors.  Further, there are no arrangements or understandings between our Principle Executive Officer/Director/Nominee Director, Director/Nominee Director, or Nominee Director regarding the nomination and appointment of Directors.

No Board Committees

We have no standing audit, nominating or compensation committees of our Board of Directors, or any committees performing similar functions.  Currently, our Board of Directors makes the decisions regarding compensation, our audit, the appointment of auditors, and the inclusion of financial statements in our periodic reports.  Due to our limited size and the resulting efficiency of our Board of Directors that is also limited in size, our Board of Directors has determined that it is not appropriate to establish these committees at this time.   Because we do not have an audit committee, we do not have: (a) an audit committee written charter, which details an audit committee's responsibilities; or (b) an audit committee financial expert or a financial expert.  We believe that the cost associated with retaining a financial expert at this time is prohibitive.

Independent Directors

Our Board of Directors has not made a determination of whether any of our directors are "independent" as that term is defined in Section 301 of the Sarbanes Oxley Act and SEC Rule 10A-3 adopted thereunder.  These provisions apply to the requirement that each member of an Audit Committee must be a member of the Board of Directors and must otherwise be independent; however, because, we have not established an Audit Committee, we are not required to make the determination of whether any of our directors are independent.

No Board of Director Meetings

Our Board of Directors held no formal meetings during our fiscal year ended May 31, 2004.

Communications with the Board

We have no formal procedures by which stockholders may communicate with our Board of Directors.  We have no such procedures because we have not yet generated any revenues and until such time that we do generate sufficient revenues, if ever, we do not believe that the cost associated with establishing such procedures and associated communications is a legitimate use of our limited resources.

Legal Proceedings

To our knowledge, no officer, director, or persons nominated for such positions, or promoter has been involved in legal proceedings that would be material to an evaluation of our management.

To our knowledge, none of our directors, executive officers, control persons and director nominees have not been involved in any of the following events during the past five years:

      1. any bankruptcy petition filed by or against any business of which such person was a general partner or executive officer either at the time of the bankruptcy or within two years prior to that time;

      2. any conviction in a criminal proceeding or being subject to a pending criminal proceeding (excluding traffic violations and other minor offenses);

      3. being subject to any order, judgment, or decree, not subsequently reversed, suspended or vacated, of any court of competent jurisdiction,

permanently or temporarily enjoining, barring, suspending or otherwise limiting his involvement in any type of business, securities or banking activities; or

      4. being found by a court of competent jurisdiction (in a civil action), the Commission or the Commodity Futures Trading Commission to have violated a federal or state securities or commodities law, and the judgment has not been reversed, suspended, or vacated.

Terms.

Each director shall hold office for a term of one year from the date of their most recent appointment as a director or until resignation, removal from office, or death.

EXECUTIVE COMPENSATION

The following table sets forth in summary form the compensation received by (i) the Principal Executive Officer of the Company and (ii) by each other executive officer of the Company who received in excess of $100,000 during the fiscal years ending May 31, 2002, May 31, 2003 and May 31, 2004. The Company was incorporated on April 11, 2002.

SUMMARY COMPENSATION TABLE

                                                                                  Long Term Compensation Awards

                                                              Annual Compensation                                                Securities

Name and                 Fiscal                                            Other Annual      Restricted Stock     Underlying             All Other

Principal Position     Year       Salary($)     Bonus($)   Compensation         Awards($)         Options/SARs(#)   Compensation

Kerry K.W. Nagy     2004

          0                  0                     0                         0                             0                             0

Principal  Executive 2003          0                  0                     0                         0                             0                             0

Officer , Director      2002          0                  0                     0                         0                             0                             0

Sam Alderson             2004

           0                  0                     0                         0                             0                             0

Director                     2003          0                  0                     0                        0                             0                             0

                                  2002          0                  0                     0                         0                             0                             0

Our Board of Directors has not approved and does not plan to provide any compensation to our nominee Director, Tedmun M. Williams

There are no stock option, bonus, retirement, pension, profit sharing plans, or any contract or arrangement for the benefit of our Principal Executive Officer, Directors/Nominee Directors or Nominee Director.

Employment Agreements

We have no written employment agreements with any of our officers or directors or with any of the nominees for such positions.  We have no employment agreements with any employees.

Option/SAR Grants

No individual grants of stock options, whether or not in tandem with stock appreciation rights ("SARs") and freestanding SARs have been made to any executive officer or any director since our inception, accordingly, no stock options have been exercised by any of the officers or directors in the fiscal year ended May 31, 2004 or to date. Our Board of Directors has not implemented a plan to issue options to our executive offices or directors.

Compliance with Section 16(a) of the Securities Exchange Act of 1934

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires our officers and directors and persons who own more than ten percent (10%) of our common stock to file reports of ownership and changes in ownership with the Securities and Exchange Commission.  Officers, directors, and greater than ten percent (10%) owners are also required by the Securities and Exchange Commission regulations to furnish us with copies of all Section 16(a) forms they file.

Based solely on our review of the copies of such forms received by us, we believe that during the fiscal year ended May 31, 2004, and thereafter, the following Director failed to file on a timely basis one or more reports required under Section 16(a) of the Exchange Act, as described below:

(     None                     )

Market for Common Stock

Below is the market information  pertaining to the range of the high and low bid information of our common stock for each quarter since our common stock has been quoted on the OTC  Bulletin  Board.  Our common stock has been quoted under the symbol BBSE on the OTC Bulletin Board since January 8, 2004.  The quotations reflect  inter-dealer  prices,  without retail mark-up,  mark-down or commission and may not represent actual transactions.

Quarter ended

High

Low

11/30/2004

$2.30

$0.27

08/31/2004

$0.78

$0.27

05/28/2004

$3.35

$0.25

02/27/2004

$2.00

$0.00

The source of the above information is www.OTCBB.com Data Products, Historical Data Service.

There is a limited  trading  market for our common stock.  There is no assurance that a regular trading market for our common stock will develop, or if developed will be sustained. A shareholder in all likelihood,  therefore, will not be able to resell their  securities  should he or she desire to do so when  eligible for public re-sales.

Long-Term Incentive Plan Awards

We do not have any long-term incentive plans that provide compensation intended to serve as incentive for performance to occur over a period longer than one fiscal year, whether such performance is measured by reference to our financial performance, our stock price, or any other measure.

Compensation of Directors

The directors did not receive any compensation for serving as members of our Board of Directors. The Board has not implemented a plan to award options. We do not have contractual arrangements with any member of our Board of Directors.

We do not expect to pay salaries to any of our officers until such time as we generate sufficient revenues, if ever. We do not intend to pay any additional compensation to our directors. As of the date hereof, we have not entered into employment contracts with any of our officers and we do not intend presently enter into any employment contracts with our officers.

Indemnification

Our Bylaws in Section 6.09 provide that: (A.) The Corporation shall indemnify its officers and directors for any liability including reasonable costs of defense arising out of any act or omission of any officer or director on behalf of the Corporation to the full extent allowed by the laws of the State of Nevada, if the officer or director acted in good faith and in a manner the officer or director reasonably believed to be in, or not opposed to, the best interests of the corporation, and, with respect to any criminal action or proceeding, had no reasonable cause to believe the conduct was unlawful; and (B.) Any indemnification under this section (unless ordered by a court) shall be make by the corporation only as authorized in the specific case upon a determination that indemnification of the director or officer is proper in the circumstances because the officer or director has met the applicable standard of conduct. Such determination shall be made by the Board by a majority vote of a quorum consisting of directors who were not parties to such action, suit or proceeding, or, regardless of whether or not such a quorum is obtainable and a quorum of disinterested directors so directs, by independent legal counsel in a written opinion, or by the stockholders.

Sections 78.7502 and 78.751 of the Nevada Revised Statutes provide for indemnification of our officers and directors in certain situations where they might otherwise personally incur liability, judgments, penalties, fines and expenses in connection with a proceeding or lawsuit to which they might become parties because of their position with the Company.

To the extent that indemnification may be related to liability arising under the Securities Act, the Securities and Exchange Commission takes the position that indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

On April 11, 2002, we issued 250,000 shares to our then Director, Principal Financial Officer, Kerry Nagy for cash of $0.007 per share or an aggregate of $1,750. These 250,000 shares became 3,750,000 shares as a result of a 15 to 1  forward split  on March 3,  2004.

On April 11, 2002, we issued a total of 250,000 shares of restricted common stock to Victoria Chen, our then Principal Officer/Director, for cash of $0.007 per share for cash of $0.007 per share or an aggregate of $1,750. These 250,000 shares became 3,750,000 shares as a result of a 15 to 1  forward split  on March 3, 2004.

On June 2, 2003, we issued 37,500 shares of our common stock at $0.01 per share or an aggregate of $375, to Maryann Lehner, who is the sister-in-law of Kerry Nagy, our then Principal Financial Officer/Director.

On June 2, 2003, we issued 37,500 shares of our common stock at $0.01 per share or an aggregate of $375 to Lisa Nagy, who is the wife of Kerry Nagy, our then Principal Financial Officer/Director.

On June 2, 2003, we issued 22,500 shares of our common stock at $0.01 per share or an aggregate of $375 to William Lehner, who is the father-in-law of Kerry Nagy, our then Principal Financial Officer/Director.

On June 4, 2003, we issued 37,500 shares of our common stock at $0.01 per share or an aggregate of $375 to Adelle Lehner, who is the mother-in-law of Kerry Nagy, our then Principal Financial Officer/Director

On October 26, 2004, in connection with the resignation of Victoria Chen, our then-President/Director, Ms. Chen agreed to surrender for cancellation 3,281,250 shares of our common stock. These shares were cancelled and returned to our treasury as authorized but unissued shares.

We are not aware of any other transaction or series of transactions or any proposed transaction or series of proposed transactions since the beginning of our last fiscal year, in which we were a party or in which our management had a direct or indirect material interest, where the amount involved exceeded $60,000 or any indebtedness of our management to us in excess of $60,000.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following tables sets forth, as of March 21, 2005, certain information with respect to the beneficial ownership of our common stock by each stockholder known by us to be the beneficial owner of more than 5% of our common stock and by each of our current directors and executive officers. Each person has sole voting and investment power with respect to the shares of common stock, except as otherwise indicated. Information relating to beneficial ownership of common stock by our principal stockholders and management is based upon information furnished by each person using "beneficial ownership" concepts under the rules of the Securities and Exchange Commission. Under these rules, a person is deemed to be a beneficial owner of a security if that person has or shares voting power, which includes the power to vote or direct the voting of the security, or investment power, which includes the power to vote or direct the voting of the security. The person is also deemed to be a beneficial owner of any security of which that person has a right to acquire beneficial ownership within 60 days. Under the Securities and Exchange Commission rules, more than one person may be deemed to be a beneficial owner of the same securities, and a person may be deemed to be a beneficial owner of securities as to which he or she may not have any pecuniary beneficial interest. We are unaware of any contract or arrangement that could result in a change in control of our company.

The following table assumes, based on our stock records, that there are 46,668,750 shares issued and outstanding as of March 21, 2005.

The following tables set forth the ownership of our Common Stock as of  March 15, 2005 by:

    -    Each Stockholder known by us to own beneficially more than 5% of our common stock;

    -    Each executive officer;

    -    Each director or nominee to become a director; and

    -    All directors and executive officers as a group.

Security Ownership of Beneficial Owners

-----------------------------------------------------------------------

Title of

Class and   Name & Address of      Amount of Beneficial   Nature of   Percent of Class

Percent     Beneficial Owner            Ownership         Ownership

Common  Kerry Nagy, Principal

   3,843,750          Direct*

8.2%

Executive Officer, and

Lisa Nagy

10561 243rd Street

Maple Ridge

British Columbia  V2w2ES

Total                                                            3,843,750

8.2%

-----------------------------------------------------------------------

*Kerry Nagy, our Principal Executive Officer, and Lisa Nagy, Kerry Nagy's wife, live in the same household indicated above.  Their 8.2% ownership consists of (a) 3,281,250 shares owned by individually by Kerry Nagy; and (b) 562,500 shares individually owned by Lisa Nagy.

Security Ownership of Management:
-------------------------------------------------------------------------------------------------------------------------------------------------
                                            Name & Address                     Amount of
Title of                                   of Beneficial                          Beneficial                         Nature of                          Percent
Class                                             Owner                              Ownership                        Ownership                          of Class
--------------------------------------------------------------------------------------------------------------------------------------------------
Common                        Kerry Nagy, Principal                    3,843,750                           Direct*                                  8.2%
                                      Executive Officer, and
                                      Lisa Nagy
                                      10561 243rd Street
                                      Maple Ridge

                                      British Columbia  V2w2ES
--------------------------------------------------------------------------------------------------------------------------------------------------
Common                        Sam Alderson                                      10,000                           Direct                                    0.02%
                                      Director
                                      12809 25th Avenue
                                      Surrey
                                      British, Columbia
-------------------------------------------------------------------------------------------------------------------------------------------------
Common                       Tedman Williams                                        0                               N/A                                      0.0%
                                     Nominee Director

All Barnabus Directors and
Officers as a Group                                                              3,853,750                                                                            8.3

-------------------------------------------------------------------------
*Kerry Nagy, our Principal Executive Officer, and Lisa Nagy, Kerry Nagy's wife, live in the same household indicated above.

Their 8.2% ownership consists of (a) 3,281,250 shares owned by individually by Kerry Nagy; and (b) 562,500 shares individually owned by Lisa Nagy.

OUR BOARD OF DIRECTORS RECOMMENDS A VOTE IN FAVOR OF PROPOSAL 2. THE PROPOSAL TO ELECT TED WILLIAMS TO OUR BOARD OF DIRECTOR AND RE-ELECT KERRY NAGY AND SAM ALDERSON TO OUR BOARD OF DIRECTORS WILL BE ADOPTED IF A MAJORITY OF THE OUTSTANDING SHARES OF COMMON STOCK VOTE IN FAVOR OF PROPOSAL 2 BY EXECUTING AND RETURNING THEIR WRITTEN CONSENTS TO US.

PROPOSAL III – PROPOSAL TO APPROVE THE REAPPOINTMENT OF DALE MATHESON CARR-HILTON LABONTE AS OUR INDEPENDENT PUBLIC ACCOUNTANTS

Our Board of Directors has unanimously approved the reappointment of Dale Matheson Carr-Hilton Labonte, Chartered Accountants, as our independent public accountants for our 2005 fiscal year.  Our Board of Directors wishes to obtain from the stockholders ratification of the Board's action in appointing Dale Matheson Carr-Hilton Labonte as our Independent Public Accountants for our 2005 fiscal year. Such ratification requires our obtaining Stockholder consents representing a majority of our shares of common stock.  In the event the appointment of Dale Matheson Carr-Hilton Labonte, as our independent auditors for fiscal year 2005 is not ratified by the stockholders, the adverse vote will be considered as a direction to the Board to select other auditors for the following year.  However, because of the difficulty in making any substitution of auditors so long after the beginning of the current year, it is contemplated that the appointment of this firm will be permitted to stand unless the Board finds other good reason for making a change.

Independent Accountants

Dale Matheson Carr-Hilton Labonte, Chartered Accountants, independent public accountants, have audited our financial statements since our inception, including our most recent fiscal year ending May 31, 2004.  Subject to the Stockholder approval, our Board of Directors has appointed Dale Matheson Carr-Hilton Labonte, Chartered Accountants, as independent public accountant to audit our financial statements for the fiscal year ending May 31, 2005, and to perform other accounting services as we request.  We anticipate that such audit will be performed on a timely basis.

AUDIT FEES

Audit Fees

Audit fees represents services rendered for the audit of our annual financial statements and the review of our quarterly financial statements.  We paid our auditors, Dale Matheson Carr-Hilton Labonte, Chartered Accountants, a total of $8,870.65 and $8,681.67 for these audit and review fees for fiscal years 2004 and 2003, respectively.  Of these total amounts, $4,479.64 and $3,589.22 represents fees paid in connection with Dale Matheson Carr-Hilton Labonte's review of financial statements contained in Forms 10-QSB, during our fiscal years 2004 and 2003, respectively.

Audit Related Fees

Audit related fees pertain to those services by our auditor that are reasonably related to the performance of the audit or review of our financial statements. During the last two fiscal years ended May 31, 2003 and May 31, 2004, and thereafter, we have not engaged our independent public accountants to perform any audit related functions and did not pay any accountants any fees not included in the Audit Fees described immediately above.

Tax Fees

Tax fees pertain to those services rendered in connection with tax compliance, tax advice, and tax planning.  During the last two fiscal years ended May 31, 2003 and May 31, 2004, and thereafter, we did not engage our independent public accountants to perform any tax compliance, tax advise or tax consulting and did not pay any fees for tax related services.

All Other Fees of Independent Public Accountants

During the last two fiscal years ended May 31, 2003 and May 31, 2004, and thereafter, we paid no other fees to our independent public accountants.

THE BOARD OF DIRECTORS RECOMMENDS THAT OUR STOCKHOLDERS ISSUE CONSENTS TO APPROVE THE APPOINTMENT OF DALE MATHESON CARR-HILTON LABONTE AS OUR INDEPENDENT PUBLIC ACCOUNTANTS FOR THE 2005 FISCAL YEAR.

WRITTEN CONSENT

BARNABUS ENTERPRISES LTD.
674 Granville Street
Box 54035
 Vancouver, British Columbia, Canada
V6C 3P4

THIS WRITTEN CONSENT IS SOLICITED ON BEHALF OF

THE BOARD OF DIRECTORS

The undersigned shareholder of Barnabus Enterprises Ltd., a Nevada corporation (the "Company"), hereby acknowledges receipt of the Proxy Statement, each dated
March 29, 2005, and revoking all prior proxies, hereby casts __________________ votes as follows:

THIS PROXY WILL BE VOTED AS DIRECTED, OR IF NO CONTRARY DIRECTION IS INDICATED, WILL BE VOTED FOR THE ELECTION OF ALL NOMINATED DIRECTORS, FOR THE APPROVAL OF THE NAME CHANGE AND APPROVAL OF AUDITOR APPOINTMENT.

[x] Please mark your votes as in this example.

1.
To approve the Company's name change to Barnabus Energy, Inc.

          [ ] For [ ] Against [ ] Abstain

2.
To elect the following nominees for Director (except as marked below):

         NOMINEES: Kerry Nagy, Sam Alderson, and Ted Williams.

          [ ] For All Nominees [ ] Withhold All [ ] For All Except

          To withhold authority to vote for any individual nominee, mark "For All Except" and write that nominee's name in the space provided below.

           ___________________________ ___________________________

2. To approve the reappointment of Dale, Matheson, Carr-Hilton Labonte as our independent public accountants for our 2005 Fiscal Year.

          [ ] For [ ] Against [ ] Abstain

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER(S). IF NO OTHER INDICATION IS MADE, THE PROXIES SHALL VOTE "FOR" EACH OF THE DIRECTOR NOMINEES AND "FOR" EACH OF PROPOSALS 1, 2 and 3.

A VOTE "FOR" EACH OF THE DIRECTOR NOMINEES AND A VOTE "FOR" EACH OF PROPOSALS 1, 2 AND 3 ARE RECOMMENDED BY THE BOARD OF DIRECTORS.

IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE ANNUAL MEETING AND ANY ADJOURNMENT THEREOF.

MARK HERE FOR ADDRESS CHANGE AND NOTE CHANGE BELOW [ ]

Please sign exactly as your name appears hereon. When shares are held by joint tenants, both owners should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by the President or other authorized officer, giving full title. If a partnership, please sign in partnership name by authorized person, giving full title.

PRINT NAME(S) EXACTLY AS SHOWN ON STOCK CERTIFICATE:____________________________

SIGNATURE:_____________________________________ DATE:_________________________

SIGNATURE:_____________________________________ DATE:__________________________